Exhibit 99.1

Neuphoria Therapeutics Adopts Limited-Duration Stockholder Rights Plan to Protect Integrity of Process

BURLINGTON, Mass., October 27, 2025 (GLOBE NEWSWIRE) -- Neuphoria Therapeutics Inc. (“Neuphoria” or the “Company”) (Nasdaq: NEUP), a clinical-stage biotechnology company developing impactful treatments for neuropsychiatric disorders, today announced that its Board of Directors (the “Board”) has determined to adopt a limited-duration stockholder rights plan (the “Rights Plan”), effective immediately. The Board adopted the Rights Plan in response to significant and rapid accumulations of the Company’s publicly traded common stock by certain investors.

The Rights Plan is intended to protect the interests of the Company and its stockholders, help ensure that all interested parties have the opportunity to participate fairly in any strategic review process and to provide the Board time to make informed decisions. The Rights Plan will reduce the likelihood that any entity, person or group gains control of Neuphoria through open-market accumulation without paying all stockholders an appropriate control premium.

It is important to note that the Rights Plan does not preclude the Board from engaging with parties or considering proposals or other strategic alternatives that it believes recognize the full value of the Company and are in the best interests of Neuphoria and all stockholders.

The Rights Plan, which is similar to other plans adopted by publicly held companies, does not contain any dead-hand, slow-hand, no-hand or similar feature that limits the ability of the Board to redeem the rights.

In connection with the adoption of the Rights Plan, the Board declared a dividend of one preferred share purchase right for each outstanding share of the Company’s common stock as of the close of business on October 27, 2025, the record date. Under the Rights Plan, the rights will become exercisable if an entity, person or group acquires beneficial ownership of 15% or more of Neuphoria’s outstanding common stock in a transaction not approved by the Board.

In the event that the rights become exercisable due to the ownership threshold being crossed after the date hereof, each right will entitle its holder (other than the person, entity or group triggering the Rights Plan, whose rights will become void and will not be exercisable) to purchase additional shares of common stock having a then-current market value of twice the exercise price of the rights. Any stockholders with beneficial ownership of the Company’s outstanding common stock at or above the applicable threshold prior to this announcement are grandfathered at their current ownership levels but are not permitted to increase their ownership without triggering the Rights Plan. In addition, the Rights Plan has customary flip-over and exchange features.

Subject to the terms of the Rights Plan, the rights will expire on October 27, 2026, unless the rights are earlier redeemed or exchanged by Neuphoria. Additional information regarding the Rights Plan will be contained in a Form 8-K to be filed by Neuphoria with the U.S. Securities and Exchange Commission.

About Neuphoria Therapeutics Inc.

Neuphoria (Nasdaq: NEUP) is a clinical-stage biotechnology company dedicated to developing therapies that address the complex needs of individuals affected by neuropsychiatric disorders. Neuphoria was previously advancing its lead drug candidate, BNC-210, an oral, proprietary, selective negative allosteric modulator of the α7 nicotinic acetylcholine receptor, for the acute, “as needed” treatment of social anxiety disorder (SAD) and for chronic treatment of post-traumatic stress disorder (PTSD). BNC-210 is a first-of-its-kind, well-tolerated, broad spectrum anti-anxiety experimental therapeutic, designed to restore neurotransmitter balance in relevant brain areas, providing rapid relief from stress and anxiety symptoms without the common pitfalls of sedation, cognitive impairment, or addiction; however, following the announcement from the AFFIRM-1 Phase 3 clinical trial on October 20, 2025, in which the Company announced that the trial missed its primary and secondary endpoints, the Company has halted development of BNC-210 in SAD and is conducting a strategic review. In addition, Neuphoria has a strategic partnership with Merck & Co., Inc. (known as MSD outside the United States and Canada) with two drugs in early-stage clinical trials for the treatment of cognitive deficits in Alzheimer’s disease and other central nervous system conditions. Neuphoria’s pipeline also includes the α7 nicotinic acetylcholine receptor next generation and the Kv3.1/3.2 preclinical programs, both in the lead optimization development stage.

Forward-Looking Statements

Neuphoria cautions that statements included in this press release that are not a description of historical facts are forward-looking statements. Words such as “may,” “could,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “seek,” “contemplate,” “potential,” “continue” or “project” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements. The forward-looking statements are based on our current beliefs, plans, burn rate and expectations. Certain forward-looking statements, including (without limitation) about (1) Neuphoria’s ability to develop and expand its business, successfully complete development of its current product candidates, the timing of commencement and/or completion, as well as any successful or other outcome of various clinical trials, and receipt of data and current and future collaborations for the development and commercialization of its product candidates, (2) the market for drugs to treat CNS diseases and pain conditions, and the Company’s ability to realize the commercial potential of its products, as well as its regulatory strategy related to its clinical trials and, if successful, the regulatory pathway to any next stage in development or commercialization, (3) Neuphoria’s financial resources, and capital allocation and corporate development strategy, and (4) assumptions underlying any such statements. The inclusion of forward-looking statements should not be regarded as a representation by Neuphoria that any of its plans will be achieved. Future events and actual results could differ materially from those set out in, contemplated by or underlying the forward-looking statements due to a number of important factors. Certain forward-looking statements involve contracts, licenses and arrangements involving third parties and their respective clinical trial and research and development projects that are out of our control, including our agreements with Merck and Carina. They may terminate or delay any or all such projects in their discretion pursuant to the terms of our agreements with them, which could result in the Company not realizing any further milestone payments or further progress on the respective product pathways. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in the Company’s business and other risks described in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Reports on Form 8-K, each filed with the SEC, and its other reports. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Neuphoria undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof. Further information regarding these and other risks, uncertainties and other factors is included in Neuphoria’s filings with the SEC, copies of which are available from the SEC’s website (www.sec.gov) and on Neuphoria’s website (www.neuphoriatx.com) under the heading “Investor Center.” All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Neuphoria expressly disclaims all liability in respect to actions taken or not taken based on any or all the contents of this press release.

FOR FURTHER INFORMATION PLEASE CONTACT:

General Spyridon (Spyros) Papapetropoulos spyros@neuphoriatx.com	IR & PR Argot Partners neuphoria@argotpartners.com